UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2005

AmeriGas Partners, L.P.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 7, 2005, AmeriGas Partners, L.P., a Delaware limited partnership (the "Partnership"), AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation and the general partner of the Partnership and AmeriGas Propane, L.P., AmeriGas Eagle Propane, L.P., a Delaware limited partnership, and AmeriGas Eagle Holdings, Inc., a Delaware corporation and the general partner of AmeriGas Eagle Propane, L.P., entered into an underwriting agreement, attached as Exhibit 1.1 hereto, with Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters, with respect to the issue and sale by the Partnership of up to 2,645,000 common units (including an option to purchase up to 345,000 common units to cover over-allotments) representing limited partner interests in the Partnership (the "Units") in an underwritten public offering (the "Offering"). The Units sold in the Offering were registered under the Securities Act of 1933, as amended, pursuant to the Partnership's shelf registration statement on Form S-3 (File No. 333-110425). The closing of the Offering is expected to occur on September 13, 2005.

In addition, the Partnership issued a press release on September 7, 2005 announcing the pricing of the Units. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

1.1 Underwriting Agreement dated as of September 7, 2005 by and among the Partnership, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation and general partner of the Partnership and AmeriGas Propane, L.P., AmeriGas Eagle Propane, L.P., a Delaware limited partnership, and AmeriGas Eagle Holdings, Inc., a Delaware corporation and the general partner of AmeriGas Eagle Propane, L.P., and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters.

99.1 AmeriGas Partners, L.P. Press Release dated September 7, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

September 9, 2005	By:	Robert W. Krick

Name: Robert W. Krick
Title: Vice President and Treasurer of AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P.

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated as of September 7, 2005 by and among the Partnership, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation and general partner of the Partnership and AmeriGas Propane, L.P., AmeriGas Eagle Propane, L.P., a Delaware limited partnership, and AmeriGas Eagle Holdings, Inc., a Delaware corporation and the general partner of AmeriGas Eagle Propane, L.P., and Citigroup Global Markets Inc. and Wachovia Capital Markets, LLC, as representatives of the several underwriters
99.1	AmeriGas Partners, L.P. Press Release dated September 7, 2005